                                                                       Exhibit 4

                             JOINT FILING AGREEMENT

         This confirms the agreement by and between the undersigned that the Statement on Schedule 13D (the "Statement") filed on or about this date with respect to the beneficial ownership by the undersigned of the shares of Common Stock, par value $0.0025, of Associated Materials Incorporated, a Delaware corporation, is being filed on behalf of each of the undersigned.

         Each of the undersigned hereby acknowledges that pursuant to Rule 13d-1(k) promulgated under the Securities and Exchange Act of 1934, as amended, each person on whose behalf the Statement is filed is responsible for the timely filing of such Statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; and that such person is not responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in one or more counterparts by each of the undersigned, each of which, taken together, shall constitute one and the same instrument.

Date:  March 25, 2002



                                    SIMON ACQUISITION CORP.



                                    By: /s/ Harvey P. Mallement
                                        ----------------------------------------
                                        Name:  Harvey P. Mallement
                                        Title: Treasurer and Assistant Secretary



                                    ASSOCIATED MATERIALS HOLDINGS INC.



                                    By: /s/ Harvey P. Mallement
                                        ----------------------------------------
                                        Name:  Harvey P. Mallement
                                        Title: Treasurer and Assistant Secretary


                                      -17-
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                                         HARVEST PARTNERS III, L.P.

                                              By: Harvest Associates III, LLC,
                                              its general partner

                                          By: /s/ Harvey P. Mallement
                                              --------------------------------
                                              Name:    Harvey P. Mallement
                                              Title:    Member



                                           HARVEST PARTNERS III
                                               BETEILIGUNGSGESELLSCHAFT
                                               BURGERLICHEN RECHTS (MIT
                                               HAFTUNGSBESCHRANKUNG)

                                               By: Harvest Associates III, LLC,
                                               its general partner



                                           By: /s/ Harvey P. Mallement
                                               -------------------------------
                                               Name:    Harvey P. Mallement
                                               Title:    Member

                                           HARVEST PARTNERS IV, L.P.

                                               By: Harvest Associates IV, LLC,
                                               its general partner



                                           By: /s/ Harvey P. Mallement
                                               -------------------------------
                                               Name:    Harvey P. Mallement
                                               Title:    Member

                                           HARVEST PARTNERS IV GMBH & CO. KG

                                               By: Harvest Associates IV, LLC,
                                               its general partner



                                           By: /s/ Harvey P. Mallement
                                               -------------------------------
                                               Name:    Harvey P. Mallement
                                               Title:    Member

                                           HARVEST ASSOCIATES III, LLC



                                           By: /s/ Harvey P. Mallement
                                               -------------------------------
                                               Name:    Harvey P. Mallement
                                               Title:   Member

                                           HARVEST ASSOCIATES IV, LLC



                                           By: /s/ Harvey P. Mallement
                                               -------------------------------
                                               Name:    Harvey P. Mallement
                                               Title:   Member


                                      -18-